LETTER TO STOCKHOLDERS

We are pleased to present summary financial information of Petroleum & Resources Corporation (the Corporation) for the nine months ended September 30, 2010.

Net assets of the Corporation at September 30, 2010 were $26.48 per share on 24,339,480 shares outstanding, compared with $26.75 per share at December 31, 2009 on 24,327,307 shares outstanding. Total distributions paid thus far in 2010 amount to $0.30 per share. On March 1, 2010, a distribution of $0.10 per share was paid, consisting of $0.02 from 2009 long-term capital gain, $0.05 from 2009 short-term capital gain, $0.01 from 2009 investment income, and $0.02 from 2010 investment income, all taxable in 2010. A 2010 investment income dividend of $0.10 per share was paid June 1, 2010, and another $0.10 per share investment income dividend was paid September 1, 2010.

Net investment income for the nine months ended September 30, 2010 amounted to $6,244,046, compared with $5,317,500 for the same nine month period in 2009. These earnings are equal to $0.26 and $0.22 per share, respectively.

Net capital gain realized on investments for the nine months ended September 30, 2010 amounted to $16,804,328, or $0.69 per share.

For the nine months ended September 30, 2010, the total return on net asset value (with dividends and capital gains reinvested) of shares of the Corporation was 0.4%. The total return on the market value of the Corporation’s shares for the period was (1.2)%. These compare to a (1.2)% total return for the Dow Jones U.S. Oil and Gas Index, a 9.3% total return for the Dow Jones U.S. Basic Materials Index, and a 3.9% total return for the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) over the same time period.

For the twelve months ended September 30, 2010, the Corporation’s total return on net asset value was 7.3% and on market value was 5.5%. Comparable figures for the Dow Jones U.S. Oil & Gas Index, the Dow Jones U.S. Basic Materials Index, and the S&P 500 were 3.4%, 20.2%, and 10.2%, respectively.

Enclosed with this Report is a stockholder survey. Please take the time to complete your survey — we want your input on these important questions to help us serve you better. You can either answer the survey online at the web address shown on the survey, which is the most cost effective way, or put the completed survey in the mail. Thank you for your participation.

Current and potential stockholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.peteres.com. Also available on the website are a brief history of the Corporation, historical financial information, and other useful content.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

October 14, 2010

SUMMARY FINANCIAL INFORMATION

Nine Months Ended September 30

(unaudited)

	2010	2009
Net asset value per share	$26.48	$26.17
Total net assets	644,597,577	621,349,170
Unrealized appreciation	231,539,537	220,858,344
Net investment income	6,244,046	5,317,500
Net realized gain	16,804,328	19,622,972
Market price per share	23.13	23.26
Shares outstanding	24,339,480	23,746,411
Shares repurchased	—	215,835
Total return (based on market price)	(1.2)%	22.0%
Total return (based on net asset value)	0.4%	18.5%
Key ratios:
Net investment income to average net assets (annualized)	1.34%	1.30%
Expenses to average net assets (annualized)	0.62%	0.81%
Portfolio turnover	14.34%	11.61%
Net cash & short-term investments to net assets	4.3%	9.7%

RETURNS ON NET ASSET VALUE

As of September 30, 2010

(unaudited)

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

Year	Income Dividends Per Share	Short-Term Capital Gains Per Share	Long-Term Capital Gains Per Share	Total Distributions Per Share	Dividend Yield*	Annual Rate of Distribution**
2005	$0.56	$0.16	$1.06	$1.78	1.9%	5.9%
2006	0.47	0.34	2.99	3.80	1.4	11.3
2007	0.49	0.04	3.78	4.31	1.3	11.6
2008	0.38	0.04	2.57	2.99	1.1	8.9
2009	0.37	0.14	0.89	1.40	1.7	6.6

				Average:	1.5%	8.9%

*	The dividend yield is the total income dividends during the year divided by the average daily market price of the Corporation’s Common Stock.
**	The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation’s Common Stock.

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended September 30, 2010

(unaudited)

	Shares
	Additions		Reductions	Held Sept. 30, 2010
Baker Hughes, Inc.	7,000			112,000
Cliffs Natural Resources Inc.	11,000			150,000
Dow Chemical Co.	126,500			447,300
Forest Oil Corp.	30,000			130,000
Massey Energy Co.	7,500			180,000
National Oilwell Varco, Inc.	57,262			195,800
QEP Resources, Inc.	240,000	(1)	20,000	220,000
Southwestern Energy Co.	65,600			200,000
Anadarko Petroleum Corp.			135,000	165,000
Apache Corp.			25,000	175,000
EQT Corp.			50,000	250,000
Noble Corp.			50,000	220,000
Potash Corporation of Saskatchewan Inc.			18,750	71,250
Questar Corp.			40,000	200,000
Total S.A. ADR			20,000	142,000

(1)	Received one share for each share of Questar Corp. held.

PORTFOLIO SUMMARY

September 30, 2010

(unaudited)

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$78,376,290	12.2%
Chevron Corp.	76,187,000	11.8
Occidental Petroleum Corp.	30,826,710	4.8
Schlumberger Ltd.	29,264,750	4.5
Freeport-McMoRan Copper & Gold Inc.	23,482,250	3.6
ConocoPhillips	20,100,500	3.1
Noble Energy, Inc.	19,523,400	3.0
Royal Dutch Shell plc (Class A) ADR	19,458,810	3.0
Praxair, Inc.	17,736,812	2.8
Apache Corp.	17,108,000	2.7

Total	$332,064,522	51.5%

SECTOR WEIGHTINGS

SCHEDULE OF INVESTMENTS

September 30, 2010

(unaudited)

	Shares	Value (A)
Stocks — 95.7%

Energy — 71.9%
Exploration & Production — 21.6%
Anadarko Petroleum Corp.	165,000	$9,413,250
Apache Corp.	175,000	17,108,000
Devon Energy Corp.	110,000	7,121,400
Energen Corp.	250,000	11,430,000
EOG Resources, Inc.	120,000	11,156,400
Forest Oil Corp. (B)	130,000	3,861,000
Newfield Exploration Co. (B)	50,000	2,872,000
Noble Energy, Inc. (D)	260,000	19,523,400
Oasis Petroleum, Inc. (B)	200,000	3,874,000
Occidental Petroleum Corp.	393,700	30,826,710
Pioneer Natural Resources Co.	140,000	9,104,200
QEP Resources, Inc. (with attached rights)	220,000	6,630,800
Southwestern Energy Co. (B)	200,000	6,688,000

		139,609,160

Integrated — 33.5%
Chevron Corp.	940,000	76,187,000
ConocoPhillips	350,000	20,100,500
Exxon Mobil Corp. (E)	1,268,430	78,376,290
Hess Corp.	250,000	14,780,000
Royal Dutch Shell plc (Class A) ADR	322,700	19,458,810
Total S.A. ADR (D)	142,000	7,327,200

		216,229,800

Pipelines — 2.1%
Spectra Energy Corp.	208,812	4,708,711
Williams Companies, Inc.	450,000	8,599,500

		13,308,211

Services — 14.7%
Baker Hughes, Inc.	112,000	4,771,200
Halliburton Co.	400,000	13,228,000
Nabors Industries Ltd. (B)	520,000	9,391,200
National Oilwell Varco, Inc.	195,800	8,707,226
Noble Corp. (B) (D)	220,000	7,433,800
Schlumberger Ltd.	475,000	29,264,750
Transocean Ltd. (B)	257,953	16,583,798
Weatherford International, Ltd. (B)	300,000	5,130,000

		94,509,974

Basic Materials — 15.4%
Chemicals — 6.2%
Dow Chemical Co.	447,300	12,282,858
Potash Corporation of Saskatchewan Inc.	71,250	10,262,850
Praxair, Inc. (D)	196,508	17,736,812

		40,282,520

Industrial Metals — 5.1%
Cliffs Natural Resources Inc. (D)	150,000	9,588,000
Freeport-McMoRan Copper & Gold Inc. (D)	275,000	23,482,250

		33,070,250

Mining — 4.1%
CONSOL Energy Inc.	125,000	4,620,000
International Coal Group, Inc. (B) (D)	3,000,000	15,960,000
Massey Energy Co. (E)	180,000	5,583,600

		26,163,600

Utilities — 8.4%
AGL Resources Inc.	165,000	6,329,400
EQT Corp.	250,000	9,015,000
MDU Resources Group, Inc.	375,000	7,481,250
National Fuel Gas Co.	200,000	10,362,000
New Jersey Resources Corp.	290,000	11,373,800
Northeast Utilities	200,000	5,914,000
Questar Corp.	200,000	3,506,000

		53,981,450

Total Stocks (Cost $385,838,883)		617,154,965

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2010

(unaudited)

	Prin. Amt./ Shares	Value (A)
Short-Term Investments — 4.3%

Time Deposits — 1.6%
Wilmington Trust FSB, 0.90% (C)	$10,001,041	$10,001,041

Commercial Paper — 2.2%
Chevron Funding Corp., 0.15%, due 10/07/10	$4,869,000	4,868,878
Societe Generale North America, 0.23%, due 10/13/10	$9,000,000	8,999,325

		13,868,203

Money Market Funds — 0.6%
Fidelity Institutional Money Market – Government Portfolio, 0.06% (C)	23,449	23,449
RBC U.S. Government Money Market (Institutional Class I), 0.14% (C)	3,777,031	3,777,031
Vanguard Federal Money Market, 0.04% (C)	18,649	18,649
Western Asset Institutional Government Money Market (Class I), 0.09% (C)	29,730	29,730

		3,848,859

Total Short-Term Investments (Cost $27,718,103)		$27,718,103

Total Investments — 100.0% (Cost $413,556,986)		644,873,068
Cash, receivables, prepaid expenses and other assets, less liabilities — (0.0)%		(275,491)

Net Assets — 100%		$644,597,577

Notes:

(A)	Securities are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	Presently non-dividend paying.
(C)	Rate presented is as of period-end and, for money market funds, represents the annualized yield earned over the previous seven days.
(D)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $9,858,067.
(E)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $11,877,000.

This report is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

OTHER INFORMATION

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Corporation files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and the Corporation’s proxy voting record for the 12-month period ended June 30, 2010 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website at www.peteres.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

PRIVACY POLICY

In order to conduct its business, the Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

The Corporation

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900            (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [2,4]	Roger W. Gale [2,4]
Phyllis O. Bonanno [2,4]	Thomas H. Lenagh [2,3]
Kenneth J. Dale [3,4]	Kathleen T. McGahran [1,3],[5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [1,4,5]	Craig R. Smith [1,3,5]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Nancy J.F. Prue	Executive Vice President
David D. Weaver	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Brian S. Hook	Treasurer
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (9/30/10)	$23.13
Net Asset Value (9/30/10)	$26.48
Discount	12.7%

New York Stock Exchange ticker symbol: PEO

NASDAQ Quotation Symbol for NAV: XPEOX

Distributions in 2010

From Investment Income	$0.23
From Net Realized Gains	0.07

Total	$0.30

2010 Dividend Payment Dates

March 1, 2010

June 1, 2010

September 1, 2010

December 27, 2010*

*Anticipated